February 24, 2026

ULTIMUS MANAGERS TRUST

Lyrical U.S. Value Equity Fund

Institutional Class (LYRIX)
Investor Class (LYRBX)

A Class (LYRAX)
C Class (LYRCX)

Lyrical International Value Equity Fund

Institutional Class (LYRWX)

Investor Class (LYRNX)

A Class (LYRVX)

C Class (LYRZX)

Supplement to the Prospectus and Statement of Additional Information,

each dated March 30, 2025

This supplement updates certain information in the Prospectus and the Statement of Additional Information (“SAI”) of the Lyrical U.S. Value Equity Fund and the Lyrical International Value Equity Fund (each, a “Fund” and together, the “Funds”), series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please contact the Fund toll free at 1-888-884-8099.

Capitalized terms used without definition below have the meanings given to them in the Funds’ Prospectus or SAI, as applicable. This document should be read together with the Funds’ Prospectus and SAI.

1.)	The following is added to the end of the section entitled “HOW TO REDEEM SHARES” beginning on page 42 of the Funds’ Prospectus:

ReFlow Liquidity Program. A Fund may participate in the ReFlow liquidity program as described in the SAI, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A Fund may meet redemption requests in-kind under the ReFlow liquidity program. There is no assurance that ReFlow will have sufficient funds available to meet a Fund’s liquidity needs on a particular day. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described under “Frequent Trading Policies.”

2.)	The following is added to the end of the section entitled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION” beginning on page 12 of the Funds’ SAI:

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. A mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money (all of which impose certain costs on the fund) to meet net shareholder redemption requests. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase shares of a fund up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow or at other times at ReFlow’s discretion. ReFlow’s redemption request may be met in-kind, in

1

accordance with a Fund’s policies with respect to such an in-kind redemption.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

ReFlow will purchase Institutional Class shares of a Fund at NAV and will not be subject to any investment minimum applicable to such shares. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases shares of such Fund, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The costs to a Fund for participating in the ReFlow liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund’s short-term lending arrangements, if any, or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow’s investments in a Fund in connection with the ReFlow liquidity program are not subject to a Fund’s frequent trading policy as described in the “Frequent Trading Policies” section in the Prospectus, nor are they subject to the requirement described above that states if the amount that a shareholder redeems during any ninety day period is over the lesser of $250,000 or 1% of a Fund’s net assets, the Fund will redeem the lesser of $250,000 or 1% of the Fund’s net assets in cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2